                                      Exhibit 99.1
                                 CERTIFICATION PURSUANT TO
                                     18 U.S.C. ss.1350.
                                     ------------------
                                   AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                       ---------------------------------------------

In connection with the Quarterly Report of BSI2000, Inc. (the "Company") on Form
10-QSB for the period  ended  March 31,  2003 as filed with the  Securities  and
Exchange Commission on the date hereof (the "Report"). I, Jack Harper, President and Chief  Executive  Officer of the  Company,  certify,  pursuant  to 18 U.S.C.
ss.1350,  as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of Section 13(a) or 15 (d)
     of the Securities Exchanges Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                                -------------------------------
                                                Jack Harper
                                                President and Chief Executive Officer